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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 31, 2001



                              PLANAR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                        0-23018                93-0835396
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)



                              1400 NW Compton Drive
                             Beaverton, Oregon 97008
                                 (503) 690-1100
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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Item 5.   OTHER EVENTS

          On October 31, 2001, Planar Systems, Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended September 28, 2001. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          99.1 Press Release issued by Planar Systems, Inc. on October 31, 2001.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 31, 2001.

                                            PLANAR SYSTEMS, INC.
                                            (Registrant)


                                            /s/ Steve Buhaly
                                            -----------------------------------
                                            Steve Buhaly
                                            Vice President and
                                            Chief Financial Officer


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